UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

FORM 8-K
________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 11, 2014

Astika Holdings, Inc.
(Exact name of registrant as specified in its charter)

Florida (State or Other Jurisdiction of Incorporation or Organization)	0-54855 (Commission File Number)	27-4601693 (I.R.S Employer Identification Number)

Level 1, 725 Rosebank Road
Avondale, Auckland, 1348, New Zealand
 (Address of Principal Executive Offices including Zip Code)

(64) 9 929 0502
(Registrant’s Telephone Number, including Area Code)

Level 1, 725 Rosebank Road
Avondale, Auckland, 1348, New Zealand
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Effective on February 11, 2014, Eugene B. Settler resigned as the Chairman of the Board, President, Chief Executive Officer, Chief Financial Officer and Treasurer and as a director of Astika Holdings, Inc. (the “Company”) and Astika Music Entertainment, Inc., its wholly-owned subsidiary.   Also effective on February 11, 2014, Mark Richards has been been appointed as the President and as a Director of the Company and Astika Music Entertainment, Inc.

Effective on March 10, 2014, Ralph Willmott has been appointed as the Secretary and as a Director of the Company.

Set forth below is the biographical information about the director and executive officers:

Name	Age	Position

Mark W. Richards	51	President and Director

Ralph Willmott	57	Secretary and Director

Mark W. Richards – President and Director

Mark W. Richards is a Registered Chartered Accountant in Public Practice and has practiced in such capacity since July 31, 1991. His history of chartered accountancy begins at Cox Arcus & Co., July 1991 to July 2001, Symmetry Accounting Limited, July 2001 to March 2009, Cleaver Richards Limited, March 2009 to February 2011, Causeway Accounting Limited, March 2011 onward. In January 2008, Mr Richards began acting for JDC Group of Nantong. On March 1, 2011, Mr. Richards formed IQ Acquisition (NY) Ltd., a consulting firm based practice in Auckland, New Zealand, to attend to the strategic management of clients and their businesses and assisting clients from overseas business ventures with the management of both the businesses and taxation structures to meet the requirements within New Zealand, the United States of America, Australia, Hong Kong, China, Thailand, Brunei, and the United Kingdom.  Mr. Richards is a director for over 40 privately held companies and provides management and consulting services to assist with the growth and financial requirements of those companies. In January 2008, Mr. Richards began acting for JDC Group of Nantong an entity responsible for the exportation of commodities for sale in China.  Since November 2006, Mr. Richards has acted as a consultant for Chemsafe Group to assist in the development and strategic roll- out of SCR based products in New Zealand, Australia and Asia.  Mr. Richards is also the director for Tribeca Homes, a property development advisory business in New Zealand. During February 2010, he assisted in development of GSBI Thailand marketing of Own Brand Products in Supermarkets, a strategic brand marketing company in Thailand, to provide advice on brands to large corporations in Thailand. Mr. Richards has also acted as a consultant assisting companies in oil recovery, transportation, vehicle sales, product design and marketing, and fashion industries.  We believe that Mr. Richard’s qualifications and his extensive business experience provide a unique perspective for our board.

Ralph Willmott – Secretary and Director

Mr. Willmott originally of Great Britain, brings with him a wide range of knowledge having experience with some major corporates earlier in his career, including Raab Karcher, the German manufacturer of construction products, Europe’s leading holiday complexes, Center Parcs and the Italian engineering manufacture Cefla.  An experienced businessman, that over the past fifteen years has gained considerable knowledge of doing business in Asia and has been involved with numerous companies in China covering imports into China and exports from China, sectors of activity includes construction products such as plasterboard/masonry/steel, reinforcing/steel, framing/cladding, joinery products, such as hardware and timber, textiles and clothing, including bedding and ladies fashion, foodstuffs, such as wet/frozen/live fish for Chinese markets and restaurants and industrial chemicals, both new and surplus. Having spent considerable periods of time in China, it is considered that the experience and contacts that Mr. Willmott brings with him is of great value to this business expansion.

Involvement in Certain Legal Proceedings

None of our directors or executive officers has been involved in any of the events prescribed by Item 401(f) of Regulation S-K during the past ten years, including:

1.
any petition under the Federal bankruptcy laws or any state insolvency law filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he or she was a general partner at or within two years before the time of such filing, or any corporation or business association of which he or she was an executive officer at or within two years before the time of such filing;

2.	any conviction in a criminal proceeding or being named a subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.
being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him or her from, or otherwise limiting, the following activities:

i.
acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

ii.	engaging in any type of business practice; or

iii.	engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

4.
being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any type of business regulated by the Commodity Futures Trading Commission, securities, investment, insurance or banking activities, or to be associated with persons engaged in any such activity;

5.
being found by a court of competent jurisdiction in a civil action or by the SEC to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

6.
being found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7.
being subject to, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

i.	any Federal or State securities or commodities law or regulation; or

ii.
any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

iii.	any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

8.
being subject to, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits

Exhibit Number	Description

99.1	Letter of Resignation of Eugene B. Settler dated February 11, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTIKA HOLDINGS, INC.
(Registrant)

Date: March 10, 2014

	By:	/s/ Mark W. Richards
Mark W. Richards President

EXHIBIT INDEX

Exhibit Number	Description

99.1	Letter of Resignation of Eugene B. Settler dated February 11, 2014